Main Thematic Innovation ETF

TMAT

a Series of Northern Lights Fund Trust IV

Supplement dated December 13, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

dated September 28, 2021

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The supplement filed on December 3, 2021 is replaced in its entirety as stated below:

The following is added as the second sentence to the sixth paragraph on page 12 of the Prospectus:

The Fund may seek investment exposure to bitcoin by investing in the Grayscale Bitcoin Trust. Under normal circumstances, no more than 10% of the Fund’s assets may be invested in Grayscale Bitcoin Trust. The Fund will not make additional investments in the Grayscale Bitcoin Trust if, as a result of the investment, the amount of shares of the Grayscale Bitcoin Trust would be more than 5% of the Fund’s assets at the time of the investment.

The following is added as the last paragraph on page 17 of the SAI:

Investments in Grayscale Bitcoin Trust

The Fund may seek investment exposure to bitcoin by investing in the Grayscale Bitcoin Trust. The Grayscale Bitcoin Trust seeks to track the price of bitcoin. The Grayscale Bitcoin Trust is a privately offered investment vehicle, the shares of which are also available over-the-counter. The Grayscale Bitcoin Trust is not registered as an investment company under the 1940 Act.

The Grayscale Bitcoin Trust invests principally in bitcoin. Bitcoin is a digital commodity that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoin has no physical existence beyond the record of transactions on the Blockchain. Bitcoin may experience very high volatility and related investment vehicles may be affected by such volatility. Bitcoin is not legal tender. Federal, state or foreign governments may restrict the use and exchange of bitcoin, and regulation in the U.S. is still developing. Bitcoin exchanges from time to time have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Bitcoin exchanges are new, largely unregulated, and may be more exposed to fraud.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated September 28, 2021, that provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.mainmgtetfs.com or by calling toll-free 1-866-ETF-XPRT (1-866-383-9778).